UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 23, 2024
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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2024, Corpay, Inc. (“Corpay” or the "Company") issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2024 and its adjusted net income per share outlook for the full year 2024. A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Corpay, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In 2021, Corpay, Inc. (“Corpay” or the “Company) awarded a performance option to its CEO to purchase 850,000 shares of common stock at an exercise price of $261.27 per share. The performance option would vest only if Corpay achieved specific stock price hurdles for ten consecutive trading days not later than December 31, 2024. The stock price hurdle for 550,000 shares subject to the award was $350, and the stock price hurdle for the remainder of the award was $400.

At Corpay’s regularly scheduled third quarter Compensation Committee meeting on October 23, 2024, the Company agreed to cancel 300,000 stock options under the second tranche and modify the criterion for 550,000 shares under the first tranche of the performance option award to require that Corpay achieve a closing stock price at or above $350 for at least 3 trading days by December 31, 2024. Additionally, the CEO agreed to forgo any new equity grants in 2025.

The modified performance option award was approved by the Compensation Committee of Corpay, which is composed entirely of entirely of independent directors, with the assistance of its independent compensation consultant, following the consideration of, among other things, the CEO’s performance and the Company’s strategic progress and financial performance since 2021.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corpay, Inc. press release dated October 28, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

October 28, 2024	By: /s/ Tom Panther
Tom Panther
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 28, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).